EXHIBIT 10

SHARE EXCHANGE AGREEMENT

This  Share  Exchange  Agreement  (this  “Agreement”)  is  effective  July  12,  2012,  by  and  between  WWA

Group, Inc., a Nevada corporation with its corporate office at 700 Lavaca St., Suite 1400, Austin, Texas,

U.S.A.  (“Company”),  and  Summit  Digital,  Inc.,  a  Wyoming  corporation  with  its  registered  office  at

13854  Lakeside  Circle,  Suite  248,  Sterling  Heights,  MI.  48313  (“SD”),  and  Summit  Digital  Holdings,

Inc. a Nevada corporation, the shareholder of SD (the “Shareholder”).

RECITALS

WHEREAS, the Shareholder owns one-hundred  (100) shares of  SD, par value $0.001  each, which shares constitute  100%  of  the  issued  and  outstanding  shares  and  100%  of  the  ownership  of  SD  (the  “SD

Shares”); and

WHEREAS, the Company desires to acquire from the Shareholder, and the  Shareholder desire  to transfer to the Company, the SD Shares in exchange for approximately ninety-nine-million (99,000,000) shares of

$0.001 par value common stock of the Company (the “Company Shares”).

AGREEMENTS

Now,  therefore,  in  consideration  of  the  premises,  the  mutual  promises  and  covenants  set  forth  in  this

Agreement,  and  for  other  good  and  valuable  consideration,  the  receipt  and  sufficiency  of  which  are hereby acknowledged, the parties agree as follows:

ARTICLE 1

SHARE EXCHANGE

Section 1.1

Exchange.  Upon and subject to the terms of this Agreement, the Company hereby agrees to issue  and deliver the Company Shares to the  Shareholder  in exchange  for  the  Shareholder’s agreement to assign, transfer and set over the SD Shares to the Company at the closing of this Agreement pursuant to

Article 2  hereof. Following the  exchange  of  the  SD Shares for the  Company  Shares,  the Shareholder  will own  approximately  eighty  (80%)  of  the  issued  and  outstanding  shares  of  the  Company’s  common  stock and  SD will become a wholly owned subsidiary of the Company

Section 1.2

Share  Valuation  Price.   The  valuation  of  the  SD  Shares  shall  be  deemed  equivalent  to the valuation of the Company Shares.

Section 1.3

Tax  Free.   The  exchange  of  the  SD  Shares for  the  Company  Shares  will  be  deemed  by the parties to be a tax free exchange.

Section 1.4

Securities Restriction.  The Company Shares  will  be  restricted  for  a  period  of  at  least  six

(6) months from the date of issuance.

ARTICLE 2

CLOSING

Section 2.1

Closing. The closing of the transaction contemplated hereby shall take place on or  before

August  20,  2012  (the  “Closing”),  subject  to  the  approval  of  the  Company’s  stockholders  and  other  pre-

closing conditions, at which the parties shall make the deliveries provided in this Article 2.

Section 2.2

SD’s  and  the   Shareholder’s  Deliveries  at  Closing.     At  the  Closing  or  as  soon  as

practicable  thereafter  SD  will  deliver  or  will  cause  the  Shareholder  to  deliver  to  the  Company  the following:

(a)

Share certificates representing the SD Shares to be delivered to the Company;

(b)

Any consents required to transfer the SD Shares to the Company;

(c)

A certified copy of the resolution of  the directors of SD authorizing the execution and delivery of this Agreement and all documents to be executed and delivered by SD at Closing;

(d)

All  discharges  and  notices  of  discharge,  estoppel  letters,  pay-out  letters  or  similar  discharging documentation,  in  registrable  form  if  required,  which  are  necessary  or  desirable  to  effect  or  evince  the discharge of any liens or encumbrances, all of which are satisfactory in form and content to the Company,

acting reasonably;

(e)

Such  other  documents,  certificates,  instruments  and  agreements  as  are  required  or  contemplated to be delivered by SD or the  Shareholder pursuant to this Agreement.

Section 2.3

The Company’s Deliveries at Closing.  At the Closing or as soon as practicable thereafter, the Company shall deliver to SD and the Shareholder, as applicable:

(a)

Share certificates representing the Company Shares, issued to the Shareholder;

(b)

A certified copy of resolutions of the board of directors of the Company authorizing:

1.    the exchange of shares by the Company;

2.    the execution and delivery of this Agreement and all documents to be executed and delivered by the Company at Closing;

3.    the appointment of Tom Nix and Stephen Spencer to the Company’s board of directors (2 of

3 board members) effective as of Closing;

(c)

Such other documents,  certificates, instruments and agreements as are required or contemplated to be delivered by the Company pursuant to this Agreement.

ARTICLE 3

CONDITIONS PRECEDENT TO CLOSING

Section 3.1

Conditions  Precedent  to  Obligations  of  the  Company.  The  obligations  of  the  Company under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction,

or the waiver of the Company, on or before the Closing, of the following conditions:

(a)

Representations  and  Warranties  True.  The  representations  and  warranties  of  SD  shall  be  in  all material  respects  true  and  accurate  as  of  the  date  when  made,  and,  except  as  to  representations  and warranties which are expressly limited to a state of facts existing at a time prior to the Closing, shall be in all material respects true and accurate at and as of the Closing.

(b)

Performance  of  Covenants.  SD  shall  have  performed  and  complied  in  all  material  respects  with each  and  every  covenant,  agreement  and  condition  required  by  this  Agreement  to  be  performed  or complied with by it prior to or as of the Closing.

(c)

No  Governmental  or  Other  Proceeding  or  Litigation.  No  order  of  any  court  or  administrative agency  shall  be  in  effect  which  restrains  or  prohibits  any  transaction  contemplated  hereby;  and  no  suit,

action,   other   than   the   exercise   of   dissenters'   rights,   investigation,   inquiry   or   proceeding   by   any

governmental body or other person or entity shall be pending or threatened against SD or the Shareholder which  challenges  the  validity  or  legality,  or  seeks  to  restrain  the  consummation,  of  the  transactions contemplated hereby.

(d)

Closing Documentation. The Company shall have received the  deliveries identified in Section 2.2 and such additional documentation at the Closing as the Company and its counsel may reasonably require to evidence compliance by SD and the  Shareholder with all of their obligations under this Agreement.

Section 3.2

Conditions Precedent to Obligations of SD and the Shareholder.  The obligations of SD and  the  Shareholder  under  this  Agreement  to  consummate  the  Closing  contemplated  hereby  shall  be subject  to  the  satisfaction,  or  to  the  waiver  by  SD  and  the  Shareholder,  on  or  before  the  Closing,  of  the following conditions:

(a)

Representations  and  Warranties  True.  The  representations  and  warranties  of  the  Company  shall be  in  all  material  respects  true  and  accurate  as  of  the  date  when  made,  and,  except  as  to  representations and  warranties which are  expressly limited  to a  state  of  facts existing at  a time  prior  to the  Closing,  shall be in all material respects true and accurate at and as of the Closing.

(b)

Performance  of  Covenants.  The  Company  shall  have  performed  and  complied  in  all  material respects  with  each  and  every  covenant,  agreement  and  condition  required  by  this  Agreement  to  be performed or complied with by it prior to or as of the Closing.

(c)

No  Governmental  or  Other  Proceeding  or  Litigation.  No  order  of  any  court  or  administrative agency  shall  be  in  effect  which  restrains  or  prohibits  any  transaction  contemplated  hereby;  and  no  suit,

action,   other   than   the   exercise   of   dissenters'   rights,   investigation,   inquiry   or   proceeding   by   any

governmental  body  or  other  person  or  entity  shall  be  pending  or  threatened  against  the  Company  which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d)

Closing  Documentation.  SD  and  the  Shareholder  shall  have  received  the  deliveries  identified  in

Section 2.3 and such additional documentation at the Closing as SD, the Shareholder, and their respective counsel  may  reasonably  require  that  evidences  the  Company’s  compliance  with  all  of  its  obligations under this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF SD

SD represents and warrants to the Company, as of the date of this Agreement, as follows:

Section 4.1

Organization,  Good  Standing  and  Qualification.  SD  is  a  corporation  duly  organized,

validly existing and  in good  standing under  the  laws  of  Wyoming.   SD  has all  requisite  corporate  power

and authority to own and operate  its properties and assets, to execute and deliver this Agreement, to carry out  the  provisions  of  this  Agreement  and  to  carry  on  business  as  presently  conducted  and  as  presently proposed  to be  conducted.  SD  is qualified  and  authorized  to do business and  is  in  good  standing in each jurisdiction in which the  nature  of  its activities and  of  its properties (both owned  and  leased)  makes such qualification necessary,  except  for  those  jurisdictions in which failure to do so  would  not  have  a  material adverse  effect  on  SD  or  its  business.  SD  is  not  a  participant  in  any  joint  venture,  partnership  or  similar arrangement nor  will it own equity securities in other corporations, limited partnerships or  similar entities at Closing.

Section 4.2

Capitalization;  Voting  Rights.   The  issued  and  outstanding  capital  shares of  SD  consist of  one-hundred  (100)  shares,  par  value  $0.001.  All  issued  and  outstanding  shares  (i) have  been  duly authorized  and  validly  issued,  (ii) are  fully  paid  and  non-assessable,  and  (iii) were  issued  in  compliance with all applicable laws concerning the issuance of  securities. There are no outstanding options,  warrants,

rights  (including  conversion  or  preemptive  rights  and   rights  of  first   refusal),  proxy   or  shareholder

agreements,  or  agreements  of  any  kind  for  the  purchase  or  acquisition  from  SD  of  its  securities.  When transferred  in  compliance  with  the  provisions  of  this  Agreement,  the  SD  Shares  will  be  validly  issued,

fully paid and  non-assessable,  and  will  be free  of any liens or  encumbrances;  provided,  however,  that  the

SD  Shares  may  be  subject  to  restrictions  on  transfer  subject  to  applicable  laws  as  set  forth  herein  or  as otherwise required by such laws at the time a transfer is proposed.

Section 4.3

Authorization;   Binding   Obligations.     All   corporate   action   on   the   part   of   SD,   its

management  and  the  Shareholder  necessary  for  the  authorization  of  this  Agreement,  the  performance  of all  obligations  of  SD  hereunder  at  the  Closing,  the  sale,  transfer  and  delivery  of  the  SD  Shares  pursuant hereto has been taken or will be taken prior to the Closing.  The Agreement, when executed and delivered,

will represent a valid and binding obligation of SD enforceable in accordance with its terms, except (i) as

limited   by   applicable   bankruptcy,  insolvency,   reorganization,   moratorium  or   other   laws  of   general

application  affecting  the  enforcement  of  creditors’  rights;  and  (ii) as  limited  by  general  principles  of

equity that  restrict  the  availability of  equitable  remedies.   The  exchange  of  the  SD Shares is  not  and  will

not  be  subject  to  any  preemptive  rights  or  rights  of  first  refusal  that  have  not  been  properly  waived  or complied with.

Section 4.4

Financial Statements;  Interim  Changes.    SD has  delivered  to  the  Company  its audited

balance  sheet  and  statements  of  operations  and  its  unaudited  balance  sheet  and  statements of  operations

(the  “Financials”)  as  at  December  31,  2011  and  December  31,  2010  and  at  March  31,  2011  and  March

31,  2012  respectively  (the  “Statement  Dates”)  prepared  in  accordance  with  GAAP,  as  required  for compliance  with securities and  regulatory bodies,  including the  provisions  of  Rule 3-05(b)  of  Regulation

S-X.  The  Financials  are  complete  and  correct  in  all  material  respects  and  presents  fairly  the  financial condition of SD as of the Statement Dates.  .

Section 4.5

Liabilities.   SD has no  material  liabilities and,  to the  best  of  its knowledge,  knows of  no material  contingent  liabilities  not  disclosed  in  the  Financials,  except  current  liabilities  incurred  in  the

ordinary  course  of  business  subsequent   to  the  Statement   Date  which  have  not   been,  either  in  any

individual case or in the aggregate, materially adverse.

Section 4.6

Agreements; Action.

(a)

There   are   no   agreements,   understandings,   instruments,   contracts,   proposed   transactions,

judgments, orders, writs or decrees to which SD is a party or to its knowledge by which it is bound which may  involve  (i) the  license  of  any  proprietary  right  to  or  from  SD,  (ii) provisions  restricting  or  affecting the business SD, or (iii) indemnification by SD with respect to the infringement of proprietary rights.

(b)

SD  has  not  (i) declared  or  paid  any  dividends,  or  authorized  or  made  any  distribution  upon  or with  respect  to  any  its  capital  shares,  (ii)  incurred  any  indebtedness  for  money  borrowed  or  any  other

liabilities   except   than   with   respect   to   dividend   obligations,   distributions,   indebtedness   and   other

obligations incurred in the ordinary course of  business  as disclosed in the Financials, (iii) made any loans or  advances  to  any  person,  other  than  ordinary  advances  for  travel  expenses,  or  (iv) sold,  exchanged  or otherwise disposed of any of  its assets or  rights,  other than the sale of its inventory in the ordinary course of business.

Section 4.7

Changes.    Since  the  most  recent  of  the  Statement  Dates,  there  has  not  been  to  SD’s knowledge:

(a)

Any change in the assets, liabilities, financial condition or operations of SD from that reflected in the  Financials, other than changes in the ordinary course of business,  none of  which individually or in the aggregate  has  had  or  is  expected  to  have  a  material  adverse  effect  on  such  assets,  liabilities,  financial condition or operations of SD;

(b)

Any  material  change,  except  in  the  ordinary  course  of  business,  in  the  contingent  obligations  of

SD by way of guaranty, endorsement, indemnity, warranty or otherwise;

(c)

Any  damage,  destruction  or  loss,  whether  or  not  covered  by  insurance,  materially  and  adversely affecting the properties, business or prospects or financial condition of SD;

(d)

Any waiver by SD of a valuable right or of a material debt owed to it;

(e)

Any  direct  or  indirect  loans  made  by  SD  to  any  employee,  manager  or  shareholder  of  SD,  other than advances made in the ordinary course of business;

(f)

Any   material   change   in   any   compensation   arrangement   or   agreement   with   any   employee,

manager or shareholder; or

(g)

Any  debt,  obligation  or  liability  incurred,  assumed   or  guaranteed   by  SD,  except   those  for

immaterial amounts and for current liabilities incurred in the ordinary course of business.

Section 4.8

Expertise.   SD   has   the   necessary   expertise   and   know-how   to   fulfill   its   obligations

pursuant to this Agreement.

Section 4.9

Title  to  Properties  and  Assets.  SD  has  good  and  marketable  title  to  its  properties  and assets,  including without  limitation the  properties and  assets  reflected  in the  Financials,  and  good  title to its  leasehold  estates,  in  each  case  subject  to  mortgages,  pledges,  liens,  encumbrances  or  other  charges,

including   (i) those   resulting   from   taxes   which   have   not   yet   become   delinquent,   (ii) liens   and

encumbrances  which  may  materially detract  from  the  value  of  the  property  subject  thereto  or  materially impair  the  operations of  SD,  and  (iii) those  that  have  otherwise  arisen in the  ordinary course  of  business.

All  facilities,  machinery,  equipment,  fixtures,  vehicles and  other  properties owned,  leased  or  used  by SD are  in  good  operating  condition  and  repair  and  are  reasonably  fit  and  usable  for  the  purposes  for  which they are being used.

Section 4.10      SD’s Business.  SD holds all of  the rights, permits, licenses, and approvals to provide services pursuant to its business. SD is not dependent on one or a few customers in the operation of its business.

Section 4.11      Compliance with  Other  Instruments.   SD is not  in violation or  default  of  any term of  its

governing documents,  or  of  any provision of  any mortgage,  indenture, contract, agreement, instrument  or contract  to  which  it  is  party  or  by  which  it  is  bound  or  of  any  judgment,  decree,  order,  writ  or,  to  its knowledge,  any  statute,  rule  or  regulation  applicable  to  SD  which  would  materially  and  adversely  affect

the   business,   assets,   liabilities,   financial   condition,   operations  or   prospects  of   SD.   The   execution,

delivery,  and  performance  of  and  compliance  with  this  Agreement,  and  the  exchange  of  the  SD  Shares pursuant  to this Agreement,  will not, with or  without the passage of  time or giving of notice, result in any such  material  violation,  or  be  in conflict  with or  constitute  a default  under  any such term,  or  result  in the creation of any mortgage,  pledge, lien, encumbrance  or charge upon any of  the properties or  assets of  SD or  the  suspension,  revocation,  impairment,  forfeiture  or  nonrenewal  of  any  permit  license,  authorization or approval applicable to SD, its business or operations or any of its assets or properties.

Section 4.10      Litigation.   There  is  no  action,  suit,  proceeding,  or  investigation,  pending,  or  to  SD’s

knowledge,   currently   threatened   against   SD   that   questions   the   validity   of   this   Agreement,   or   to

consummate  the  transactions  contemplated  hereby,  or  which  might  result,  either  individually  or  in  the aggregate,  in any material adverse  change  in the  assets,  condition,  affairs or  prospects of SD,  financially or otherwise, or any change in the current equity ownership of SD, nor is  SD aware that there is any basis for the foregoing.  The foregoing includes, without limitation, actions pending or threatened (or any basis

therefore  known   to   SD)   involving   the   prior  employment   of   any   of   SD’s  employees,   their   use   in

connection  with  SD’s  business  of  any  information  or  techniques  allegedly  proprietary  to  any  of  their former  employers,  or  their  obligations  under  any  agreements  with  prior  employers.  SD  is  not  a  party  or subject  to  the  provisions  of  any  order,  writ,  injunction,  judgment  or  decree  of  any  court  or  government

agency or  instrumentality.   There  is no  action,  suit,  proceeding or  investigation by  SD currently pending or which SD intends to initiate.

Section 4.11      Tax Returns and Payments.  SD has timely filed all tax returns required to be filed by it.

All taxes shown to be due and payable on such returns, any assessments imposed, and to SD’s knowledge all other taxes due and payable by SD on or  before the Closing have been paid or will be paid prior to the

time  they become  delinquent.   SD has  not  been advised  (i)  that  any of  its  returns  have  been or  are  being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed judgment to its taxes. SD has no  knowledge  of  any liability of  any tax to be  imposed  upon its properties or  assets as of  the  date  of this Agreement that is not adequately provided for.

Section 4.12      Employees.   No  employee  has  any  agreement  or  contract,  written  or  verbal,  regarding their employment. SD is not a party to or bound by any currently effective employment contract, deferred compensation arrangement,  bonus plan,  incentive  plan,  profit  sharing plan, retirement  agreement  or  other employee  compensation plan or  agreement.  To  SD’s knowledge,  no employee  of  SD,  nor  any consultant with  whom  SD  has  contracted,  is  in  violation  of  any  term  of  any  employment  contract,  proprietary information agreement or any other agreement relating to the right of any such individual to be employed by,  or  to  contract  with,  SD  because  of  the  nature  of  the  business  to  be  conducted  by  SD;  and  to  SD’s knowledge  the  continued  employment  by  SD  of  its  present  employees,  and  the  performance  of  SD’s contracts  with  its  independent  contractors,  will  not  result  in  any  such  violation.  SD  has  not  received  any notice  alleging  that  any  such  violation  has  occurred.  No  employee  of  SD  has  been  granted  the  right  to continued employment by SD or to any material compensation following termination of employment with

SD.   SD  is not  aware  that  any manager or  key employee,  or  that  any group of  key employees,  intends to terminate  their employment  with  SD,  nor  does  SD  have  a  present  intention to terminate  the  employment of any manager, key employee or group of key employees.

Section 4.13      Compliance  with  Laws;  Permits.    To  its  knowledge,  SD  is  not  in  violation  of  any

applicable  statute,  rule,  regulation,  order  or  restriction  of  any  domestic  or  foreign  government  or  any instrumentality  or  agency  thereof  in  respect  of  the  conduct  of  its  business  or  the  ownership  of  its properties which violation would  materially and adversely affect  the  business,  assets,  liabilities,  financial condition,  operations  or  prospects  of  SD.  No  governmental  orders,  permissions,  consents,  approvals  or authorizations  are  required  to  be  obtained  and  no  registrations  or  declarations  are  required  to  be  filed  in connection with the execution and delivery of  this Agreement and the exchange  of the  SD Shares,  except such as has been duly and validly obtained  or  filed, or  with respect to any filings that  must  be  made after the Closing, as will be filed in a timely manner. SD has all permits and  licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and  adversely  affect  the  business,  properties,  prospects  or  financial  condition  of  SD  and  believes  it  can obtain,  without  undue  burden or  expense,  any similar  authority for  the conduct  of  its business as planned to be conducted.

Section 4.14      Environmental  and  Safety  Laws.    To  its  knowledge,  SD  is  not  in  violation  of  any

applicable  statute,  law or  regulation relating to the  environment  or  occupational  health and  safety,  and  to its knowledge,  no material expenditures are or  will  be  required in order  to comply with any such existing statute, law or regulation.

Section 4.15      Offering   Valid.     Assuming   the   accuracy   of   the   representations   and   warranties   of

Company contained in Article 5 hereof, the offer, and exchange of the SD Shares will be exempt from the registration  requirements  of  all  applicable  securities  laws  and  will  have  been  registered  or  qualified  (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable securities laws.

Section 4.16      Full  Disclosure.    To  SD’s  knowledge  and  belief,  this  Agreement,  and  any  certificate expressly delivered  by  SD to  the  Company or  its attorneys or  agents in connection herewith or  therewith or  with  the  transactions  contemplated  hereby  or  thereby,  neither  contain  any  untrue  statement  of  a material  fact  nor,  to SD’s  knowledge  and  belief,  omit  to  state  a  material  fact  necessary  in  order  to  make

the  statements  contained  herein  or  therein  not  misleading.   To  SD’s  knowledge  and  belief,  there  are  no

facts  which  (individually  or  in  the  aggregate)  materially  adversely  affect  the  business,  assets,  liabilities,

financial  condition  or  operations  of  SD  that  have  not  been  set  forth  in  the  Agreement  or  in  other documents expressly delivered to the Company or  its attorneys or agents in connection herewith.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company represents and warrants to SD and the Shareholder, as of the date of this Agreement and as of Closing, as follows:

Section 5.1

Authority. The Company has all requisite right, power, authority and capacity to execute,

deliver  and  perform  this  Agreement.   This  Agreement  has  been duly  and  validly executed  and  delivered by the Company. This Agreement is the valid and binding obligation of the Company, enforceable against the  Company  in  accordance  with  its  terms,  except  as  enforceability  may  be  limited  by  (a)  applicable bankruptcy,  insolvency,  reorganization,  arrangement,  moratorium,  fraudulent  conveyance,  redemption,

reinstatement,  and  other  laws  affecting  the  rights  or  remedies  of  creditors  generally  and  (b)  general principles of equity.

Section 5.2

Capitalization;   Voting   Rights.     The   issued   and   outstanding   capital   shares   of   the

Company consist of  twenty three  million, eight hundred  forty one thousand, nine  hundred and twenty two

(23,841,922)  shares,  par  value  $0.001.  The  Company  has  resolved  to  issue  an  additional  six-hundred thousand  (600,000)  shares  from  its  treasury  in  July  2012  to  settle  the  Company’s  debts  as  of  June  30,

2012, resulting in a total pro-forma issued and outstanding share count as of the date of this Agreement of

24,441,922  shares.   All  issued  and  outstanding  shares  (i) have  been  duly  authorized  and  validly  issued,

(ii) are  fully  paid   and   non-assessable,  and   (iii) were  issued   in  compliance  with  all   applicable  laws

concerning  the  issuance  of  securities.  There  are  no  outstanding  options,  warrants,  rights  (including

conversion   or   preemptive   rights   and   rights   of   first   refusal),   proxy   or   shareholder   agreements,   or

agreements  of  any  kind  for  the  purchase  or  acquisition  from  the  Company  of  its  securities.  When transferred  in  compliance  with  the  provisions  of  this  Agreement,  the  Company  Shares  will  be  validly issued,  fully paid  and  non-assessable,  and  will  be  free  of  any liens or  encumbrances;  provided,  however,

that  the Company Shares  will  be  subject to restrictions  on transfer  subject  to applicable  laws as  set  forth herein or as otherwise required by such laws at the time a transfer is proposed.

Section 5.3

Investment.  The  Company  is  acquiring  the  SD  Shares  for  investment  purposes,  and  not with a view to distribution or resale thereof in violation of applicable securities laws and regulations.

Section 5.4

No   Conflicts.     The   execution,   delivery   and   performance   by   the   Company   of   this

Agreement  does  not  and  will  not:   (a)  conflict  with,  violate,  result  in  a  breach  of  or  constitute  a  default under any agreement, instrument or obligation to which the Company is a party or by which the Company is bound;  (b)  conflict  with or  violate any order, judgment, decree,  statute,  rule or  regulation applicable  to the  Company;  or  (c)  require  any  consent,  approval  or  authorization  of,  or  filing  with,  any  governmental authority or any other third party.

Section 5.5

Litigation.    There  is  no  action,  suit,  proceeding  or  investigation  pending,  or  to  the

Company’s knowledge threatened, against the Company which questions or challenges the validity of this

Agreement or any action to be taken by the Company pursuant to this Agreement,  and, to the Company’s knowledge, there is no basis for any such action, suit, proceeding or investigation.

Section 5.6

Current  Regulatory  Reporting.   To  the  Company’s  knowledge,  the  Company  is  current

and compliant with all of its state and federal regulatory filings.

ARTICLE 6

INDEMNIFICATION

Section 6.1

Indemnification  by  SD.    From  and  after  the  Closing,  SD  shall  indemnify  and  hold harmless the  Company  from and  against  any and  all losses,  liabilities,  claims,  demands,  causes of  action,

costs  and  expenses  (including,  without  limitation,  reasonable  attorneys’  fees)  (collectively,  “Claims”)

arising  out  of  or  resulting  from:  (a)  any  representation  or  warranty  of  SD,  as  the  case  may  be,  in  this

Agreement  not  being  true  and  accurate  when  made  or  when  required  by  this  Agreement  to  be  true  and accurate;  or  (b)  any  failure  by  SD,  as  the  case  may  be,  to  perform  any  of  its  covenants,  agreements  or obligations in this Agreement.

Section 6.2

Indemnification  by  the  Company.    From  and  after  the  Closing,  the  Company  shall

indemnify and  hold  harmless SD  and  the  Shareholder  from and  against  any and  all  Claims arising out  of or resulting from: (a) any representation or warranty of the Company in this Agreement not being true and accurate when made or when required by this Agreement to be true and accurate; or (b) any failure by the

Company to perform any of its covenants, agreements or obligations in this Agreement.

Section 6.3

Procedure  for  Indemnification.   No party shall  be  entitled  to indemnification under  this

Article  6  until  such  party  (the  “Indemnified  Party”)  shall  have  given  the  party  obligated  to  provide indemnification  hereunder  (the  “Indemnifying  Party”)  written  notice  of  the  claim  for  indemnification and,  if  such claim for  indemnification arises  out  of  any claim,  suit,  action or  proceeding by a  third  party against  the  Indemnified  Party,  unless  and  until  the  Indemnified  Party  shall  have  given  the  Indemnifying

Party  prompt  written  notice  of  such  third-party  claim  and  the  Indemnifying  Party  has  been  offered  the right, at the sole expense of the Indemnifying Party, to participate in the defense of such third-party claim.

If  the  Indemnifying Party elects to assume  the  defense  of  such a third-party claim, it  shall  not be liable to the  Indemnified  Party  for  any  legal  or  other  expense  subsequently  incurred  by  the  Indemnified  Party  in connection with the defense thereof.  The Indemnifying Party shall not be liable for any settlement of any action or  claim effected  without  the  prior  written consent  of  the  Indemnifying Party,  which consent  shall not be unreasonably withheld.

Section 6.4

No Bar.  The provisions of this Article 6  shall not limit in any way the claims which may be made by the parties at law or in equity for any breach by any such party of the terms of this Agreement or any document or instrument delivered pursuant hereto.

ARTICLE 7

MISCELLANEOUS

Section 7.1

Brokers.   Each  party  represents  to  the  other  parties  that  it  has  not  engaged  any  broker,

finder or intermediary in connection with the transactions contemplated by this Agreement.

Section 7.2

Expenses.   All  legal  and  other  expenses  incurred  by  any  party  in  connection  with  this

Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees.

Section 7.3

Survival.    Each  of  the  covenants,  representations  and  warranties  of  the  parties  made herein  shall  survive  the  Closing  and  shall  not  be  merged  in  the  consummation  of  the  transactions contemplated hereby.

Section 7.4

Notices.   All  notices and  other  communications under  this Agreement  shall  be in writing and  shall  be  sent  by  certified  or  registered  mail,  return  receipt  requested,  by  personal  delivery,  or  by facsimile  addressed  to  the  appropriate  party  at  the  address  or  facsimile  number  set  forth  below  or  such other  address  or  facsimile  number  as  the  party  may  designate  by  notice  given  in  accordance  with  this

Section 7.4.   Notice  shall be deemed validly given on the date  of  receipt  as shown  on the  return receipt if delivered  by  certified  or  registered  mail,  on  the  date  of  delivery  if  done  by  personal  delivery  and  upon

confirmation  of  receipt  if  sent  by  facsimile  with  receipt  confirmed.   Notice  shall  also  be  deemed  validly

given on the  date  that  a  party rejects or  refuses to accept  delivery or  the  date  of  an inability to effectuate delivery  because  of  a  changed  address  or  facsimile  number  of  which  no  notice  was  given  in  accordance with this Section 7.4.

If to the Company to:

WWA Group, Inc.

attn: Eric Montandon

700 Lavaca St., Suite 1400

Austin, Texas

U.S.A.

Tel: (480) 505-0070

Fax:  (480) 505-0071

Email:  eric@asia8.com

If to  SD to:

Summit Digital Inc.

attn: Tom Nix

13854 Lakeside Circle, Suite 248,

Sterling Heights, MI. 48313

Phone: 231-825-2500

Fax:

Email:  info@summitdigital.us

Section 7.5

Due  Diligence.  The  Company  shall  give  SD  and  SD  shall  give  the  Company  and  their respective  representatives  full  access  to  any  personnel  and  all  properties,  documents,  books,  records  and operations  relating  to  the  transaction  contemplated  herein  within  a  reasonable  amount  of  time  from  the date of any such request, but in each such case within ten (10) business days from the date of request.  All such requests for access shall be delivered pursuant to Section 7.4.

Section 7.6

Confidentiality.  The  existence  and  the  terms  of  this  Agreement  shall  be  maintained  in

confidence   by   the   parties   hereto   and   their   respective   officers,   directors   and   employees   except   as

compelled  to  be  disclosed  by  judicial  or  administrative  process  or  by  other  requirements  of  law,  legal process,  rule  or  regulation  (including  to  the  extent  required  in  connection  with  any  filings  made  by  the parties  or  their  controlling  affiliates  with  the  Securities  and  Exchange  Commission).  Nevertheless,  all

public announcements, notices or  other communications regarding such matters to third parties, including without  limitation  any  disclosure  regarding  the  transactions  contemplated  hereby,  shall  require  the  prior approval of all parties hereto.

Section 7.7

Breach and  Injunctive Relief.  Each party agrees that  if  it  commits a  breach or  threatens to commit  a  breach of  any of  the  provisions of  this Agreement,  then the  other  party has the  right  to have the  provisions  of  this  Agreement  specifically  enforced  by  a  court  in  the  State  of  Nevada,  it  being acknowledged  and  agreed  that  any  such  breach  or  threatened  breach  will  cause  irreparable  injury  to  the other  and that  money damages will  not provide an adequate remedy. If  a  breach occurs and  is not  wholly remedied  by  specific  enforcement  of  this  Agreement,  the  offending  party  agrees  to  compensate  the injured  party  for  adverse  consequences  that  result  directly  or  indirectly  from  the  breach.  The  parties acknowledge  and  agree  that  injunctive  relief  is  appropriate  for  any  breach  or  threatened  breach  of  this

Agreement or the obligations hereunder.

Section 7.8

Arbitration.     The   parties   hereby   submit   all   controversies,   claims,   and   matters   of

difference  to arbitration in Nevada,  by a  single  arbitrator  according to the  Commercial  Arbitration Rules

of  the  American  Arbitration  Association  from  time  to  time  in  force.   This  submission  and  agreement  to

arbitrate shall be specifically enforceable.  Without limiting the generality of the foregoing, the following

shall   be   considered   controversies   for   this   purpose:   (i) all   questions   relating   to   the   breach   of   any

obligation,  warranty or  condition hereunder,  (ii) all  questions relating to representations,  negotiations and other  proceedings  leading  to  the  execution  hereof,  (iii) failure  of  either  party  to  deny  or  reject  claim  or demand from the other party, and (iv) all questions as to whether the right to arbitrate any question exists.

Arbitration may proceed in the  absence  of  either  party if  notice  of the  proceeding has been given to such

party.   The  parties agree  to abide  by all awards rendered  in such proceedings.  Such awards  shall  be  final

and  binding on all  parties.   It  is the  intention of  the  parties that  the selection of  arbitrators,  the  holding of the  arbitration  hearing,  and  the  issuance  of  the  findings  of  the  arbitrators  shall  all  be  accomplished  as expeditiously as possible, and the parties shall take all measures required to proceed in that fashion.

Section 7.9

Legal   Expenses.     In   the   event   of   any   litigation   or   other   proceedings   before   an

adjudicative  authority  regarding  the  construction  hereof  or  any  breach  hereof,  the  non-prevailing  party shall pay the reasonable legal fees and expenses of the prevailing party incurred therein.

Section 7.10      Entire   Agreement;   Amendments;   Waivers.     This   Agreement   constitutes   the   entire

agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings,  oral  or  written,  with  respect  thereto.  This  Agreement  may  not  be  modified  orally,  but only  by  an  agreement  in  writing  signed  by  the  party  against  whom  any  waiver  or  amendment  may  be

sought  to be  enforced.   No action taken pursuant  to this Agreement  and  no investigation by or  on  behalf of  any  party  hereto  shall  be  deemed  to  constitute  a  waiver  by  such  party  of  compliance  with  any representation, warranty, covenant or agreement herein.  The  waiver by any party hereto of any condition or  of  a  breach  of  another  provision  of  this  Agreement  shall  not  be  construed  as  a  waiver  of  any  other

condition  or  subsequent  breach.   The  waiver  by  any  party  of  any  part  of  any  condition  precedent  to  its obligations under  this Agreement  shall  not  preclude it  from seeking redress for  breach of  this Agreement other than with respect to the condition waived.

Section 7.11      Binding  Effect.   This  Agreement  shall  inure  to  the  benefit  of  and  be  binding  upon  the

parties hereto and  their  respective  heirs,  legal  representatives,  successors and  permitted  assigns.   None  of

the parties shall assign this Agreement or delegate any of its duties hereunder to any other person or entity without the prior written consent of the other parties to this Agreement.

Section 7.12      Headings.   The  section and  other  headings in this Agreement  are  for  reference  purposes only and shall not affect the meaning or interpretation of this Agreement.

Section 7.13      Counterparts.   This Agreement  may be  executed  in any number  of  counterparts,  each of which,  when executed,  shall  be deemed  to be an original  and  all  of  which together shall  be deemed to be one and the same Agreement.

Section 7.14      Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada, without giving effect to the principles of conflicts of law of  such state.

IN  WITNESS  WHEREOF,  the  parties  have  executed  and  delivered  this  Agreement  as  of  the  date  first set forth above.

COMPANY

/s/ Eric Montandon

By: Eric Montandon

Its: Chief Executive Officer

SUMMIT DIGITAL, INC.

/s/ Tom Nix

By: Tom Nix

Its:  President

SHAREHOLDER

/s/ Tom Nix

Tom Nix

Authorized Director of Shareholder